UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2009

BankUnited Financial Corporation

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-13921

FL	650377773
(State of Incorporation)	(I.R.S. Employer Identification No.)

255 Alhambra Circle, Coral Gables, FL 33134

(Address of Principal Executive Offices, Including Zip Code)

(305) 569-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 4, 2009, BankUnited Financial Corporation (the “Company”) held an annual meeting of stockholders, pursuant to a court order issued by the state circuit court for Miami-Dade County, Florida, and described below. At the annual meeting, Ramiro A. Ortiz and Marc D. Jacobson were re-elected as directors of the Company. Mr. Ortiz, age 59, has been a director since 2002. He has served as the President and Chief Operating Officer of the Company and its subsidiary, BankUnited, FSB (the “Bank”) since 2002, and as Chief Executive Officer of the Company and the Bank since October 2008. Mr. Jacobson, age 66, has been a director since 1984. He has served as a senior officer of Brown and Brown Insurance, and its predecessors, since 1990.

Humberto L. Lopez and Felix M. Garcia were also elected as directors of the Company at the annual meeting. Mr. Lopez, age 49, has served as the Senior Executive Vice President and Chief Financial Officer of the Company and the Bank since 1999. Mr. Garcia, age 59, has served as Senior Executive Vice President and Chief Risk Officer of the Bank since 2003.

Messrs. Ortiz, Jacobson, Lopez and Garcia were elected for three-year terms that expire in 2012. The three-year terms of directors Hardy C. Katz and Tod Aronovitz expired on May 4, 2009, and they were not re-elected.

As a result of the annual meeting, the persons serving as directors of the Company, and their current terms, are as follows:

Name	Term Expires
Lawrence H. Blum	2010

Bradley J. Weiss	2010

Allen M. Bernkrant	2011

Neil H. Messinger	2011

Marc S. Jacobson	2012

Ramiro A. Ortiz	2012

Humberto L. Lopez	2012

Felix M. Garcia	2012

On May 4, 2009, the Company issued a press release announcing the election of directors at the annual meeting. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The annual meeting was required by a court order, issued April 22, 2009 and amended April 24, 2009, entered in an action filed by a stockholder of the Company to compel the holding of the meeting. The court ordered the Company to hold its annual meeting of stockholders on May 4, 2009 and to send a notice to stockholders in the form provided in the court’s order. The Company complied with the court order by promptly sending the notice of the meeting to stockholders and holding the annual meeting. The Company did not solicit proxies in connection with the annual meeting. Additionally, the Company did not provide stockholders with an information statement because the Company did not have sufficient time to prepare such statement in light of the limited period of time between the date of the court order and the required date of the annual meeting. The only business conducted at the meeting was the election of directors, as described above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated May 4, 2009.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKUNITED FINANCIAL CORPORATION

Date: May 6, 2009	By:	/s/ Humberto L. Lopez
Humberto L. Lopez
Senior Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 4, 2009.